Exhibit 1.01

Conflict Minerals Report

Section 1 - Introduction

This Conflict Minerals Report (the “Report”) for the reporting period from January 1 to December 31, 2024 (the “Reporting Period”) is presented by Forum Energy Technologies, Inc. (“Forum,” “FET” or the “Company”) to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is committed to sourcing materials used in its products in a responsible manner. Forum has implemented certain policies and procedures to ensure compliance with applicable laws, including the Securities and Exchange Commission’s final rule implementing Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Company’s efforts related to conflict minerals incorporate the Conflict Minerals Reporting Template (the “Conflict Minerals Questionnaire”). In accordance with Exchange Act Rule 13p-1, the Company undertook due diligence efforts on the source and chain of custody of gold, tin, tantalum and tungsten (collectively, “3TG”) in its products manufactured or contracted to be manufactured during the Reporting Period. The due diligence review was limited to products the Company had reason to believe originated in the Democratic Republic of the Congo and adjoining countries (the “Covered Countries”) and that are not thought to have originated from recycled or scrap sources.

The Company

We are a global manufacturing company serving the oil, natural gas, industrial and renewable energy industries. With headquarters in Houston, Texas, FET provides value-added solutions aimed at improving the safety, efficiency, and environmental impact of our customers’ operations. Our highly engineered products include capital equipment and consumable products. FET’s customers include oil and natural gas operators, land and offshore drilling contractors, oilfield service companies, pipeline and refinery operators, and renewable energy and new energy companies. Consumable products are used by our customers in drilling, well construction and completion activities and at processing centers and refineries. Our capital products are directed at drilling rig equipment for constructing new or upgrading existing rigs, subsea construction and development projects, pressure pumping equipment, the placement of production equipment on new producing wells, downstream capital projects and capital equipment for renewable energy projects. In 2024, over 80% of our revenue was derived from consumable products and activity-based equipment, while the balance was primarily derived from capital products with a small amount from rental and other services.

Products Covered By This Report

This Report relates to all products manufactured by the Company. Those products include, but are not limited to, those listed on Attachment A to this Report.

Supply Chain

The Company’s global supply chain is complex with multiple levels of suppliers between us and producers of 3TG; the Company does not purchase 3TG directly from mines, smelters or refiners. Forum must, therefore, rely on its suppliers to provide information regarding the origin of the 3TG contained in its products.

Conflict Minerals Disclosure

The Company reviewed its materials, parts, products and/or product families to determine whether 3TG was present in each product and, if present, whether 3TG was necessary to the functionality thereof. Based on this inquiry, the Company developed a supplier list. This list was then sent to our third-party consultant. The third-party consultant then requested that each supplier identified complete the Conflict Minerals Questionnaire to determine the reasonable country of origin of any products or materials containing 3TG. The third-party consultant followed up with each supplier through multiple rounds of contact, ensuring not only a response, but one that was thorough and accurate.

Section 2 - Due diligence framework and determination

The Company designed its due diligence measures to materially conform with the internationally recognized due diligence framework set forth in the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (Third Edition) (the “OECD Framework”) and related supplements.

In conformance with the OECD Framework, the Company undertook the following due diligence measures:

Governance

Forum established a Conflict Minerals Policy, effective February 17, 2014, and adopted a Conflict Minerals Manual to be used and implemented as guidance by all product lines in furtherance of Forum’s conflict minerals efforts. The Conflict Minerals Manual specifically sets out the due diligence steps and actions taken by Forum and sets guidance for the Company’s ongoing due diligence efforts. Led by the Company’s General Counsel, Forum’s Legal Department manages adherence to the Conflict Minerals Policy and is assisted by other key members of management, including the Vice President – Operations. The General Counsel reports directly to Forum’s President and Chief Executive Officer.

Product Line Applicability

The Company’s product lines reviewed their materials, parts, products and/or product families to determine whether 3TG is present in any such items and necessary to the functionality or production thereof. The Company established a process for identifying and determining the presence of 3TG in each product line’s product list. Once such products and/or product families were identified, each product line developed a supplier list for each piece of material, part, product and/or product family identified as containing or that may contain 3TG.

Supplier Engagement

In its continuous efforts to gain higher supplier participation, the Company hired a third-party consultant to assist in the Company’s due diligence efforts for the 2024 reporting year. This third-party consultant devoted more time and resources to the due diligence effort than the Company would be able to provide on its own. The Company’s third-party consultant sent each supplier identified in the above process the Conflict Minerals Questionnaire along with a communication providing instructions and requesting such supplier’s current conflict minerals status and compliance under the Responsible Minerals Assurance Process. The third-party consultant followed up weekly with each supplier until a response was received (or until the project deadline had concluded) and thoroughly reviewed each submission for completeness and accuracy. Throughout this process, the Company and third-party consultant met on a bi-weekly basis to review progress and discuss any open items. The third-party consultant surveyed a total of 750 suppliers during its due diligence efforts. The Company received responses from a total of 85% of its suppliers, a significant increase from 38% of its suppliers the preceding year.

Supplier Response Review and Analysis of Red Flags

Supplier responses were reviewed by the Company and its third-party consultant to determine if materials, parts, or products provided to the Company contain 3TG that is sourced from Covered Countries. As part of the third-party consultant’s review process, certain criteria were established and utilized to review supplier responses. The established criteria included (i) completeness of the Conflict Minerals Questionnaire, (ii) verifying Responsible Minerals Initiative (“RMI”) registration, and (iii) in the event any smelters or refiners were not RMI-registered, directing the supplier to move away from such smelter or refiner. Registration with the RMI signifies a smelter that has undergone an audit and certification process, demonstrating its commitment to responsible sourcing practices.

Determination

A total of 376 different smelters or refiners of conflict minerals were identified by the Company’s suppliers and is attached hereto as Attachment B. Of the 85% of suppliers who completed the Conflict Minerals Questionnaire, approximately 10% included information suggesting to the Company that one or more of the products produced by that supplier could contain 3TG from a Covered Country; provided, however, all identified smelters are registered with the RMI. Certain suppliers could not identify the source of all 3TG. The Company continues to engage with its suppliers to ensure that products were not sourced in a manner that benefited armed groups in the Covered Countries.

Section 3 - Independent audit

As discussed above, the Company does not have direct relationships with smelters or refiners, and the Company does not perform direct audits of these entities’ supply chains for 3TG.

Section 4 - Next steps

The Company will continue to review its manual, policies and procedures for the upcoming reporting year, including continuing to work closely with its third-party consultants to improve supplier responsiveness. The Company will consider taking additional steps to obtain a higher percentage of supplier responses, including distributing frequently asked questions, training pamphlets, and establishing direct communication with suppliers.

Attachment A

List of Products

Well construction casing and cementing equipment
Protection products for artificial lift equipment
Subsea remotely operated vehicles
Trenchers
Submarine rescue vehicles
Subsea technical services
Tubular handling equipment
Crane system
Pumps and pump parts
Valves
Manifolds
Drilling fluid end components
Drilling manifold systems
Centrifugal pumps
Rig sensors
Bearings
Downhole protection systems
Centralizers
Float equipment
Packers
Flotation collars
Hydraulic fracturing pumps
Cooling systems
Flexible hoses
Wireline cable
Coiled tubing strings
Coiled line pipe
Power end assemblies

Attachment B

List of Identified Smelters

Metal	Smelter Name	Smelter Country	Smelter Identification	Source of Smelter Identification Number
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015	RMI
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019	RMI
Gold	Agosi AG	GERMANY	CID000035	RMI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	RMI
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058	RMI
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077	RMI
Gold	ASAHI METALFINE, Inc.	JAPAN	CID000082	RMI
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090	RMI
Gold	Aurubis AG	GERMANY	CID000113	RMI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	RMI
Gold	Boliden Ronnskar	SWEDEN	CID000157	RMI
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176	RMI
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185	RMI
Gold	Chimet S.p.A.	ITALY	CID000233	RMI
Gold	Chugai Mining	JAPAN	CID000264	RMI
	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	RMI
Gold	Dowa	JAPAN	CID000401	RMI
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425	RMI
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689	RMI
Gold	Heimerle + Meule GmbH	GERMANY	CID000694	RMI
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707	RMI

Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711	RMI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801	RMI
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	RMI
Gold	Istanbul Gold Refinery	TURKEY	CID000814	RMI
Gold	Japan Mint	JAPAN	CID000823	RMI
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855	RMI
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920	RMI
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924	RMI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	RMI
Gold	Kazzinc	KAZAKHSTAN	CID000957	RMI
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969	RMI
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981	RMI
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078	RMI
Gold	Materion	UNITED STATES OF AMERICA	CID001113	RMI
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	RMI
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	RMI
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149	RMI
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152	RMI
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153	RMI
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161	RMI
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188	RMI

Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	RMI
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	T	CID001220	RMI
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	RMI
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259	RMI
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	RMI
Gold	MKS PAMP SA	SWITZERLAND	CID001352	RMI
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	RMI
Gold	PX Precinox S.A.	SWITZERLAND	CID001498	RMI
Gold	Rand Refinery (Pty) Ltd.	South Africa	CID001512	RMI
Gold	Royal Canadian Mint	CANADA	CID001534	RMI
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622	RMI
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736	RMI
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916	RMI
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938	RMI
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium	CID001980	RMI
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993	RMI
Gold	Valcambi S.A.	SWITZERLAND	CID002003	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	Australia	CID002030	RMI
Gold	Yamakin Co., Ltd.	JAPAN	CID002100	RMI

Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	RMI
Gold	Zijin Mining Group Gold Smelting Co. Ltd.	CHINA	CID002243	RMI
Gold	SAFINA A.S.	CZECHIA	CID002290	RMI
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509	RMI
Gold	KGHM Polska Miedz Spolka Akcyjna	Poland	CID002511	RMI
Gold	T.C.A S.p.A	ITALY	CID002580	RMI
Gold	REMONDIS PMR B.V.	Netherlands	CID002582	RMI
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605	RMI
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615	RMI
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708	RMI
Gold	Italpreziosi	ITALY	CID002765	RMI
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778	RMI
Gold	Bangalore Refinery	INDIA	CID002863	RMI
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918	RMI
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919	RMI
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189	RMI
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424	RMI
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425	RMI
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575	RMI
Gold	WEEEREFINING	France	CID003615	RMI
Gold	Gold by Gold Colombia	COLOMBIA	CID003641	RMI
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010	RMI
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	India	CID004491	RMI

Gold	Impala Platinum - Base Metal Refinery (BMR)	SOUTH AFRICA	CID004604	RMI
Gold	Impala Platinum - Rustenburg Smelter	SOUTH AFRICA	CID004610	RMI
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	South Africa	CID004714	RMI
Gold	Elite Industech Co., Ltd.	Taiwan, Province Of China	CID004755	RMI
Gold	Minera Titan del Peru SRL (MTP) - Belen Plant	Peru	CID005014	RMI
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	RMI
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China	CID000291	RMI
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460	RMI
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616	RMI
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	RMI
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	RMI
Tantalum	AMG Brasil	BRAZIL	CID001076	RMI
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163	RMI
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175	RMI
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192	RMI
Tantalum	NPM Silmet AS	ESTONIA	CID001200	RMI
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	RMI
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508	RMI
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522	RMI
Tantalum	Taki Chemical Co., Ltd.	Japan	CID001869	RMI
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891	RMI

Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969	RMI
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	RMI
Tantalum	D Block Metals, LLC	United States Of America	CID002504	RMI
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505	RMI
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506	RMI
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	RMI
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512	RMI
Tantalum	KEMET de Mexico	MEXICO	CID002539	RMI
Tantalum	TANIOBIS Co., Ltd.	Thailand	CID002544	RMI
Tantalum	TANIOBIS GmbH	GERMANY	CID002545	RMI
Tantalum	QSIL Metals Hermsdorf GmbH	GERMANY	CID002547	RMI
Tantalum	Materion Newton Inc.	United States Of America	CID002548	RMI
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549	RMI
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550	RMI
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557	RMI
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558	RMI
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002705	RMI
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707	RMI
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842	RMI
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA	CID003159	RMI
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191	RMI

Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	China	CID003498	RMI
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583	RMI
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA	CID003973	RMI
Tantalum	PowerX Ltd.	RWANDA	CID004054	RMI
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA	CID004431	RMI
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228	RMI
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	CID000292	RMI
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309	RMI
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313	RMI
Tin	Dongguan Best Alloys Co., Ltd.	China	CID000377	RMI
Tin	Dowa	JAPAN	CID000402	RMI
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438	RMI
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448	RMI
Tin	Feinhutte Halsbrucke GmbH	GERMANY	CID000466	RMI
Tin	Fenix Metals	Poland	CID000468	RMI
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538	RMI
Tin	China Tin Group Co., Ltd.	CHINA	CID001070	RMI
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	RMI
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142	RMI
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173	RMI
Tin	Minsur	PERU	CID001182	RMI

Tin	Mitsubishi Materials Corporation	Japan	CID001191	RMI
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231	RMI
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	CID001314	RMI
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337	RMI
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399	RMI
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402	RMI
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406	RMI
Tin	PT Bangka Tin Industry	INDONESIA	CID001419	RMI
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421	RMI
Tin	PT Bukit Timah	INDONESIA	CID001428	RMI
Tin	PT Mitra Stania Prima	INDONESIA	CID001453	RMI
Tin	PT Prima Timah Utama	INDONESIA	CID001458	RMI
Tin	PT Refined Bangka Tin	INDONESIA	CID001460	RMI
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463	RMI
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468	RMI
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477	RMI
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482	RMI
Tin	PT Timah Nusantara	INDONESIA	CID001486	RMI
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490	RMI
Tin	PT Tommy Utama	INDONESIA	CID001493	RMI
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539	RMI
Tin	Soft Metais Ltda.	Brazil	CID001758	RMI
Tin	Thaisarco	THAILAND	CID001898	RMI
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036	RMI

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158	RMI
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	CID002180	RMI
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455	RMI
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	RMI
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	RMI
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	CID002517	RMI
Tin	CV Ayi Jaya	INDONESIA	CID002570	RMI
Tin	PT Rajehan Ariq	INDONESIA	CID002593	RMI
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696	RMI
Tin	Resind Industria e Comercio Ltda.	Brazil	CID002706	RMI
Tin	Super Ligas	Brazil	CID002756	RMI
Tin	Aurubis Beerse	BELGIUM	CID002773	RMI
Tin	Aurubis Berango	SPAIN	CID002774	RMI
Tin	PT Bangka Prima Tin	INDONESIA	CID002776	RMI
Tin	PT Sukses Inti Makmur (SIM)	INDONESIA	CID002816	RMI
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835	RMI
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	RMI
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116	RMI
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190	RMI
Tin	PT Bangka Serumpun	INDONESIA	CID003205	RMI
Tin	Tin Technology & Refining	United States Of America	CID003325	RMI
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381	RMI
Tin	Luna Smelter, Ltd.	Rwanda	CID003387	RMI
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397	RMI
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449	RMI

Tin	TRATHO Metal Quimica	Brazil	CID003474	RMI
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486	RMI
Tin	CRM Synergies	SPAIN	CID003524	RMI
Tin	DS Myanmar	MYANMAR	CID003831	RMI
Tin	PT Putera Sarana Shakti (PT PSS)	Indonesia	CID003868	RMI
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065	RMI
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403	RMI
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434	RMI
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724	RMI
Tin	Global Advanced Metals Greenbushes Pty Ltd.	Australia	CID004754	RMI
Tin	PT Arsed Indonesia	Indonesia	CID005067	RMI
Tin	P Kay Metal, Inc	United States Of America	CID005189	RMI
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004	RMI
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105	RMI
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	RMI
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258	RMI
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568	RMI
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	RMI
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825	RMI
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966	RMI

Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044	RMI
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082	RMI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	RMI
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	RMI
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	RMI
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	RMI
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	RMI
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	RMI
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	RMI
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	RMI
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam	CID002502	RMI
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China	CID002513	RMI
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541	RMI
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542	RMI
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543	RMI
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	RMI
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589	RMI
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641	RMI

Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002704	RMI
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827	RMI
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407	RMI
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417	RMI
Tungsten	Cronimet Brasil Ltda	Brazil	CID003468	RMI
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	China	CID003580	RMI
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609	RMI
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993	RMI
Tungsten	Plansee Composite Materials GmbH	GERMANY	CID004068	RMI
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397	RMI
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430	RMI
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438	RMI
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	Viet Nam	CID004619	RMI
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797	RMI
Tungsten	LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD	LAOS	CID005017	RMI
Gold	GG Refinery Ltd.	TANZANIA	CID004506	RMI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103	RMI

Gold	Caridad	MEXICO	CID000180	RMI
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189	RMI
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197	RMI
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343	RMI
Gold	JSC Novosibirsk Refinery	Russian Federation	CID000493	RMI
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522	RMI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651	RMI
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671	RMI
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767	RMI
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773	RMI
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778	RMI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	CID000927	RMI
Gold	JSC Uralelectromed	Russian Federation	CID000929	RMI
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956	RMI
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	RMI
Gold	L'azurde Company For Jewelry	Saudi Arabia	CID001032	RMI
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056	RMI
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058	RMI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093	RMI
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	RMI
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	RMI

Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362	RMI
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	CID001386	RMI
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546	RMI
Gold	Samduck Precious Metals	Korea, Republic Of	CID001555	RMI
Gold	Samwon Metals Corp.	Korea, Republic Of	CID001562	RMI
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619	RMI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	RMI
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810	RMI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909	RMI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947	RMI
Gold	Torecom	KOREA, REPUBLIC OF	CID001955	RMI
Gold	Morris and Watson	NEW ZEALAND	CID002282	RMI
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312	RMI
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314	RMI
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515	RMI
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516	RMI
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525	RMI
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527	RMI
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates	CID002560	RMI
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	RMI

Gold	International Precious Metal Refiners	United Arab Emirates	CID002562	RMI
Gold	Kaloti Precious Metals	United Arab Emirates	CID002563	RMI
Gold	Sudan Gold Refinery	Sudan	CID002567	RMI
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584	RMI
Gold	Industrial Refining Company	BELGIUM	CID002587	RMI
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588	RMI
Gold	Marsam Metals	BRAZIL	CID002606	RMI
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750	RMI
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760	RMI
Gold	SAAMP	FRANCE	CID002761	RMI
Gold	L'Orfebre S.A.	Andorra	CID002762	RMI
Gold	8853 S.p.A.	ITALY	CID002763	RMI
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	RMI
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850	RMI
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852	RMI
Gold	Sai Refinery	INDIA	CID002853	RMI
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857	RMI
Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	CID002865	RMI
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867	RMI
Gold	Pease & Curren	United States Of America	CID002872	RMI
Gold	JALAN & Company	INDIA	CID002893	RMI
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920	RMI
Gold	Safimet S.p.A	ITALY	CID002973	RMI
Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania	CID003153	RMI
Gold	African Gold Refinery	Uganda	CID003185	RMI

Gold	Gold Coast Refinery	GHANA	CID003186	RMI
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324	RMI
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348	RMI
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382	RMI
Gold	Sovereign Metals	INDIA	CID003383	RMI
Gold	Augmont Enterprises Private Limited	INDIA	CID003461	RMI
Gold	Kundan Care Products Ltd.	INDIA	CID003463	RMI
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487	RMI
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488	RMI
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489	RMI
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490	RMI
Gold	K.A. Rasmussen	NORWAY	CID003497	RMI
Gold	Alexy Metals	United States Of America	CID003500	RMI
Gold	MD Overseas	INDIA	CID003548	RMI
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557	RMI
Gold	Dongwu Gold Group	CHINA	CID003663	RMI
Gold	SAM Precious Metals FZ-LLC	United Arab Emirates	CID003666	RMI
Gold	NOBLE METAL SERVICES	United States Of America	CID003690	RMI
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435	RMI
Gold	Attero Recycling Pvt Ltd	India	CID004697	RMI
Gold	Gasabo Gold Refinery Ltd	Rwanda	CID005006	RMI
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	CID001769	RMI
Tantalum	5D Production OU	ESTONIA	CID003926	RMI
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	China	CID004813	RMI

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555	RMI
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	RMI
Tin	Novosibirsk Tin Combine	Russian Federation	CID001305	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	CID001908	RMI
Tin	VQB Mineral and Trading Group JSC	Viet Nam	CID002015	RMI
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500	RMI
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	RMI
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573	RMI
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574	RMI
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703	RMI
Tin	Modeltech Sdn Bhd	Malaysia	CID002858	RMI
Tin	Pongpipat Company Limited	MYANMAR	CID003208	RMI
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356	RMI
Tin	Ma'anshan Weitai Tin Co., Ltd.	China	CID003379	RMI
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409	RMI
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410	RMI
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582	RMI

Tin	RIKAYAA GREENTECH PRIVATE LIMITED	India	CID004692	RMI
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	China	CID004796	RMI
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281	RMI
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769	RMI
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313	RMI
Tungsten	Hydrometallurg, JSC	Russian Federation	CID002649	RMI
Tungsten	Unecha Refractory metals plant	Russian Federation	CID002724	RMI
Tungsten	ACL Metais Eireli	BRAZIL	CID002833	RMI
Tungsten	Moliren Ltd.	Russian Federation	CID002845	RMI
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408	RMI
Tungsten	NPP Tyazhmetprom LLC	Russian Federation	CID003416	RMI
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427	RMI
Tungsten	Artek LLC	Russian Federation	CID003553	RMI
Tungsten	OOO “Technolom” 2	Russian Federation	CID003612	RMI
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614	RMI
Tungsten	LLC Vostok	Russian Federation	CID003643	RMI
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662	RMI
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978	RMI
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034	RMI

Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056	RMI
Tungsten	DONGKUK INDUSTRIES CO., LTD.	Korea, Republic Of	CID004060	RMI